UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026 (June 25, 2026)

CĪON Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00941	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Avenue, 25th Floor New York, New York 10017
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 418-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CION	The New York Stock Exchange
7.50% Notes due 2029	CICB	The New York Stock Exchange
7.50% Notes due 2031	CICC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.07. Submission of Matters to a Vote of Security Holders.

CĪON Investment Corporation (“CION”) convened its Annual Meeting of Shareholders (the “Annual Meeting”) on June 25, 2026.

As of April 30, 2026, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 49,789,210 shares of common stock were eligible to be voted, and 32,603,998 of those shares were voted in person or by proxy at the Annual Meeting. Shareholders were asked to consider and act upon the following proposals, each of which is described in detail in CION’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2026:

•	Proposal No. 1 – the election of two members of the board of directors of CION to serve until the 2029 annual meeting of shareholders or until their successors are duly elected and qualified; and

•	Proposal No. 2 – to ratify the selection of RSM US LLP to serve as CION’s independent registered public accounting firm for the year ending December 31, 2026.

The director nominees listed in CION’s 2026 proxy statement were elected by CION’s shareholders at the Annual Meeting. The votes for, votes withheld and broker non-votes for the director nominees are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Robert A. Breakstone	10,936,714	3,212,483	0
Catherine K. Choi	12,410,684	1,738,513	0

The proposal to ratify the selection of RSM US LLP to serve as CION’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was also approved by CION’s shareholders at the Annual Meeting.  The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	31,424,238
Votes Against	553,834
Abstentions	625,926
Broker Non-Votes	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2026	CĪON INVESTMENT CORPORATION

	By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-Chief Executive Officer